UNITED STATES DISTRICT COURT NORTHERN DISTRICT OF ILLINOIS EASTERN DIVISION IN RE EXELON CORPORATION DERIVATIVE LITIGATION Case No. 21-cv-03611 Hon. John Robert Blakey NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF CONSOLIDATED DERIVATIVE ACTION TO: ALL RECORD HOLDERS AND BENEFICIAL OWNERS OF COMMON STOCK OF EXELON CORPORATION (“EXELON” OR THE “COMPANY”) AS OF JUNE 9, 2023. PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. THIS NOTICE RELATES TO A PROPOSED SETTLEMENT AND DISMISSAL OF THE ABOVE-CAPTIONED CONSOLIDATED DERIVATIVE ACTION (THE “CONSOLIDATED DERIVATIVE ACTION”) AND CONTAINS IMPORTANT INFORMATION REGARDING YOUR RIGHTS. YOUR RIGHTS MAY BE AFFECTED BY THIS LEGAL PROCEEDING. IF THE COURT APPROVES THE SETTLEMENT AND DISMISSAL OF THE CONSOLIDATED DERIVATIVE ACTION, YOU WILL BE FOREVER BARRED FROM CONTESTING THE APPROVAL OF THE PROPOSED SETTLEMENT AND FROM PURSUING THE RELEASED CLAIMS (INCLUDING UNKNOWN CLAIMS). IF YOU HOLD EXELON COMMON STOCK FOR THE BENEFIT OF ANOTHER, PLEASE PROMPTLY TRANSMIT THIS DOCUMENT TO SUCH BENEFICIAL OWNER. THE COURT HAS MADE NO FINDINGS OR DETERMINATIONS CONCERNING THE MERITS OF THE CONSOLIDATED DERIVATIVE ACTION. THE RECITATION OF THE BACKGROUND AND CIRCUMSTANCES OF THE SETTLEMENT CONTAINED HEREIN DOES NOT CONSTITUTE THE FINDINGS OF THE COURT. IT IS BASED ON REPRESENTATIONS MADE TO THE COURT BY COUNSEL FOR THE SETTLING PARTIES.

2 PLEASE NOTE THAT THIS ACTION IS NOT A “CLASS ACTION” AND NO INDIVIDUAL SHAREHOLDER HAS THE RIGHT TO BE COMPENSATED AS A RESULT OF THE SETTLEMENT OF THIS ACTION. THERE IS NO PROOF OF CLAIM FOR SHAREHOLDERS TO SUBMIT IN CONNECTION WITH THE SETTLEMENT. YOU ARE HEREBY NOTIFIED, pursuant to Rule 23.1 of the Federal Rules of Civil Procedure (“Rule 23.1”) and an Order of the United States District Court for the Northern District of Illinois (the “Court”), that a proposed Settlement1 has been reached by the Settling Parties (defined below) in the above-captioned shareholder derivative action now pending before the Court brought on behalf of Exelon. The Settlement would resolve all claims asserted in the consolidated derivative action captioned In re Exelon Corporation Derivative Litigation, No. 1:21- cv-03611 (N.D. Ill. Jul. 8, 2021)2 (“Consolidated Derivative Action”), as well as all claims described in the Demand Letters (as defined in the Stipulation) and any other future action relating to or arising out of the conduct at issue or described in the Consolidated Derivative Action, the Demand Letters, or the investigation of the Special Litigation Committee (“SLC”) appointed by Exelon’s Board of Directors (“Board”). This Notice of Pendency and Proposed Settlement of the Consolidated Derivative Action (“Notice”) is provided by order of the Court. Putative Exelon Shareholders Michael Dybas (“Dybas”), William Grunze (“Grunze”), and Benjamin Jason Wax (“Wax,” and collectively with Dybas and Grunze, “Plaintiffs”), on behalf of themselves and derivatively on behalf of Exelon; defendants Christopher M. Crane, Joseph Dominguez, William A. Von Hoene, Jr., Anthony K. Anderson, Ann C. Berzin, Laurie Brlas, Yves De Balmann, Nicholas DeBenedictis, Linda Jojo, Paul Joskow, Robert J. Lawless, Richard W. Mies, Mayo A. Shattuck III, Stephen D. Steinour, and John F. Young (collectively, “Individual Defendants”); nominal defendant Exelon Corporation (“Exelon” or “the Company,” and collectively with the Individual Defendants, “Defendants”); the SLC; and the Independent Review Committee (“IRC”) of the Board (collectively with Plaintiffs, Defendants, and the SLC, the “Settling Parties”) have agreed upon terms to settle the Consolidated Derivative Action and have signed the Stipulation, which, along with the exhibit attached thereto, sets forth the proposed settlement terms. This Notice is not an expression of any opinion by the Court with respect to the truth of the allegations in the Consolidated Derivative Action or the merits of the claims or defenses asserted by or against any party. It is solely to notify you of the terms of the proposed Settlement of the Consolidated Derivative Action, and your rights related thereto. The terms of the proposed Settlement are set forth in the Stipulation that has been filed with the Court. This Notice should be read in conjunction with, and is qualified in its entirety by reference to, the text of the Stipulation. A copy of the Stipulation may be inspected at the Clerk of the Court’s Office for the 1 All capitalized terms herein have the same meanings as set forth in the Stipulation and Agreement of Settlement dated June 9, 2023 (the “Stipulation”). 2 Pursuant to Court order, each of the following actions was previously consolidated into the Consolidated Derivative Action: (i) Clem v. Exelon Corp., No. 1:21-cv-03611 (N.D. Ill. Jul. 8, 2021); (ii) Nicosia v. Young, No. 1:23-cv-2605 (N.D. Ill. Apr. 26, 2023); (iii) City of Coral Springs Police Officers’ Pension Plan v. Young, No. 1:23-cv-02712 (N.D. Ill. May 1, 2023); and (iv) Dybas v. Crane, No. 1:23-cv-03318 (N.D. Ill. May 25, 2023).

3 I. WHY THE COURT HAS ISSUED THIS NOTICE Your rights may be affected by the Settlement of the Consolidated Derivative Action. The Settling Parties, through their respective counsel, have agreed that the Consolidated Derivative Action and Released Claims (including Unknown Claims) shall be fully, finally, and forever compromised, settled, discharged, relinquished, and released, and the Consolidated Derivative Action shall be dismissed with prejudice, upon and subject to the terms and conditions of the Stipulation. II. SUMMARY OF THE CONSOLIDATED DERIVATIVE ACTION THE FOLLOWING DESCRIPTION OF THE CONSOLIDATED DERIVATIVE ACTION AND THE SETTLEMENT HAS BEEN PREPARED BY COUNSEL FOR THE SETTLING PARTIES. THE COURT PRESIDING OVER THE CONSOLIDATED DERIVATIVE ACTION HAS MADE NO FINDINGS WITH RESPECT TO SUCH MATTERS, AND THIS NOTICE IS NOT AN EXPRESSION OR STATEMENT BY ANY COURT OF FINDINGS OF FACT. United States District Court for the Northern District of Illinois, at the Everett McKinley Dirksen United States Courthouse, 219 South Dearborn Street, Chicago, IL 60604, at any time during business hours. The Stipulation also is available for viewing or downloading on the website of Exelon: http://www.exeloncorp.com. As explained below, the Court will hold a Settlement Hearing on March 18, 2026 at 11:00 a.m., before the Honorable John Robert Blakey, District Judge of the United States District Court for the Northern District of Illinois, in Courtroom 1203 at the Everett McKinley Dirksen United States Courthouse, 219 South Dearborn Street, Chicago, IL 60604. The purpose of the Settlement Hearing is to determine: (i) whether the Settlement is in the best interests of Exelon and its shareholders and should be approved pursuant to 15 Pa. C.S. § 1783 and the procedural notice requirements under Rule 23.1; (ii) whether a Final Judgment, substantially in the form attached as Exhibit F to the Memorandum in Support of the Motion for Preliminary Approval of the Settlement, should be entered dismissing the Consolidated Derivative Action with prejudice, and settling, releasing, barring, and enjoining the commencement or prosecution of any action asserting any Released Claims (including Unknown Claims), as set forth in the Stipulation; (iii) whether the proposed Fee and Expense Amount to the Plaintiffs’ Counsel set forth in Paragraph 5.1 of the Stipulation should be approved and whether the Court should award any requested service awards to Plaintiffs; and (iv) such other matters as may be necessary and proper under the circumstances. You have the right to object to the Settlement in the manner provided herein. If you fail to object in the manner provided herein at least fourteen (14) calendar days prior to the Settlement Hearing, you are (i) deemed to have waived any objection to the Settlement, the Final Order and Judgment, and the Fee and Expense Amount; (ii) barred from raising such objection to the Settlement in this Consolidated Derivative Action, or in any other action or proceeding; and (iii) bound by the Final Order and Judgment and the releases set forth therein.

4 1. Litigation Demands on the Board and Company Between March 20, 2020, and May 3, 2022, pursuant to Pennsylvania law, each of Plaintiffs Dybas, Grunze, and Wax made pre-suit litigation demands on the Board. Each of these demand letters asked the Board to undertake an independent investigation and seek redress on behalf of the Company, through litigation, if necessary, in connection with alleged breaches of fiduciary duty and other alleged violations of law, including federal securities laws, by various officers and directors of Exelon and/or its subsidiaries related to or arising out of the conduct set forth in the July 2020 Deferred Prosecution Agreement (“DPA”) entered into by Commonwealth Edison (“ComEd”) and the U.S. Attorneys’ Office for the Northern District of Illinois. These pre- suit litigation demands made by Plaintiffs cover the same claims and allegations asserted in other similar and related pre-suit litigation demands made by purported shareholders James Clem, Gary Metts, Melvin Peller, Pinchus E. Raul, Donna M. Nicosia, and City of Coral Springs Police Officers’ Pension Plan. 2. Formation of the SLC In March 2021, pursuant to Section 1783 of the Pennsylvania Business Corporation Law (“PBCL”), which authorizes a corporation to “appoint a special litigation committee to investigate the claims asserted in the demand or action and to determine on behalf of the corporation or recommend to the board whether pursuing any of the claims asserted is in the best interests of the corporation,” 15 Pa. C.S. § 1783(a), the Board established the SLC in response to the Demand Letters. The Board delegated to the SLC the authority to investigate and address the alleged breaches of fiduciary duties and other violations by Exelon and ComEd officers and directors related to the conduct described in the DPA and to make recommendations to the full Board of Directors, including but not limited to whether the prosecution of the derivative claims is in the best interests of the Company. The SLC is comprised of three former general counsel who were unaffiliated with the Company and was advised by its own independent counsel. 3. Books and Records Demands On August 23, 2021, Grunze made a demand on the Company seeking to inspect the Company’s corporate books and records pursuant to 15 Pa. C.S. § 1508, and on January 4, 2022, Wax made a similar books and records demand (together, the “Books and Records Demands”). Both of the Books and Records Demands sought the production of corporate records associated with the same conduct described and issues raised in the Demand Letters,3 including the similar and related inspection of corporate books and records demands made by purported shareholders Donna M. Nicosia and City of Coral Springs Police Officers’ Pension Plan. The Company responded by producing to Grunze and Wax corporate records responsive to certain of the requests 3 As defined in the Stipulation, the term “Demand Letters” includes the pre-suit litigation demands and the inspection of corporate books and records demands made by Plaintiffs as well as any other demand letters that Exelon’s Board or the SLC received demanding the production of books and record and/or the investigation and pursuit of claims against Exelon’s current and former officers, directors, and/or third parties relating to the subject of the Consolidated Derivative Action, the DPA, or the SLC’s investigation.

5 in the Books and Records Demands, including minutes, agendas, and materials related to meetings of the Board and its committees. 4. The SLC’s Independent Investigation The SLC, over the course of nearly two years, conducted a thorough, probing, and entirely independent investigation in good faith of all issues raised in the Demand Letters, which included significant document review and a substantial number of witness interviews. In March 2022, the Board further delegated authority to the SLC to engage in mediation in an attempt to negotiate settlement of the alleged breaches of fiduciary duties and other alleged violations on terms the Committee determines are in the best interests of the Company and to recommend any such settlement to the Board, pursuant to Section 1783 of the PBCL, which authorizes an SLC after an appropriate investigation to “determine that it is in the best interests of the business corporation that . . . some or all of the claims asserted in the demand be settled on terms approved by the committee” and, further, that “some or all of the claims asserted in an action already commenced be settled on terms approved by the committee.” 15 Pa. C.S. § 1783(e)(3), (6). 5. Formation of the IRC On July 19, 2022, the Board formed the IRC, comprised of disinterested and independent directors, all of whom joined the Board after the matters and conduct at issue in the DPA occurred, in order to ensure that the Board’s consideration of the SLC’s recommendation(s) would be completely independent and objectively in the best interests of the Company. The Board delegated to the IRC the authority to (i) receive any recommendation(s), report, or other actual or proposed actions, in whatever form, from the SLC; (ii) consider, on behalf of the Board, whether any recommendation(s), report, or other actual or proposed actions by the SLC is in the best interests of Exelon; (iii) make a recommendation to the Board on (a) whether to accept or reject the SLC’s recommendation(s), report, or other actual or proposed actions, in whole or in part, and (b) what determinations, if any, the Board should make pursuant to Section 1783(e) of the Pennsylvania Consolidated Statutes with respect to the alleged breaches of fiduciary duties and other alleged violations; and (iv) engage in settlement negotiations on behalf of the Board and make recommendations to the Board with respect to any proposed settlement. 6. The Clem Derivative Action On July 8, 2021, purported Exelon Shareholder James Clem filed a shareholder derivative complaint in the U.S. District Court for the Northern District of Illinois (the “Clem Action”), asserting claims for breach of fiduciary duty, unjust enrichment, and violation of federal securities law against certain of the Individual Defendants and Anne Pramaggiore relating to the conduct set forth in the DPA under the caption, Clem v. Exelon Corp., No. 1:21-cv-03611 (N.D. Ill. Jul. 8, 2021) (the “Clem Complaint”). The Clem Complaint alleged, among other things, that certain of the Individual Defendants and Anne Pramaggiore engaged in an eight-year illegal bribery scheme to influence Illinois lawmakers to enact legislation favorable to Exelon and made a series of false and misleading statements to the public regarding its successful legislative outcomes by failing to disclose the alleged bribery scheme’s existence, which inflated the Company’s stock price. On October 12, 2021, the parties filed a joint motion for a temporary stay of the Clem Action pending the SLC’s investigation, which the Court granted. Between January 31, 2022 and December 9,

6 7. The Nicosia, Coral Springs, and Raul Derivative Actions On April 26, 2023, purported Exelon Shareholder Donna Nicosia filed a shareholder derivative complaint in the U.S. District Court for the Northern District of Illinois (the “Nicosia Action”) against various current and former officers, directors, and employees of the Company and/or its subsidiaries, as well as third parties, asserting claims for breach of fiduciary duty, unjust enrichment, waste of corporate assets, and violations of federal securities laws under the caption, Nicosia v. Young, No. 1:23-cv-2605 (N.D. Ill. Apr. 26, 2023) (the “Nicosia Complaint”). Similar to the Clem Complaint, the Nicosia Complaint alleged, among other things, that the defendants failed to exercise appropriate oversight at the Company, condoned or engaged in the alleged eight- year bribery scheme, and made misleading statements regarding the Company’s legislative efforts in its proxy filings. On May 1, 2023, another purported Exelon Shareholder, City of Coral Springs Police Officers’ Pension Plan, filed a similar derivative complaint (the “Coral Springs Action”), represented by the same counsel, also in the U.S. District Court for the Northern District of Illinois under the caption, City of Coral Springs Police Officers’ Pension Plan v. Young, No. 1:23-cv- 02712 (N.D. Ill. May 1, 2023). On May 22, 2023, Judge Blakey granted a motion in the Clem Action to reassign to him the Nicosia Action and Coral Springs Action. In his order, Judge Blakey concluded that the underlying allegations and claims asserted in the Clem Action, the Nicosia Action, and the Coral Springs Action are substantially similar, involve substantially similar issues of fact and law and common defendants, and are predicated on the same or substantially similar transactions or occurrences. Judge Blakey then referred the Nicosia Action and the Coral Springs Action to the Executive Committee for reassignment under L.R. 40.4 so that the Clem Action, the Nicosia Action, and the Coral Springs Action could be consolidated before the Court. On October 11, 2023, another purported Exelon Shareholder, Pinchas Raul, filed a similar derivative complaint (the “Raul Action”), also in the U.S. District Court for the Northern District of Illinois under the caption, Raul v. Crane, No. 1:23-cv-14748 (N.D. Ill. October 11, 2023). On November 14, 2023, Judge Blakey granted a motion in the Raul action to reassign and consolidate the case with the consolidated action based upon the same criteria. 2022, the parties filed additional joint motions to extend the temporary stay pending the SLC’s investigation, which the Court granted. On March 9, 2023, as part of a Joint Status Report submitted to the Court, Exelon and certain of the Individual Defendants requested a further extension of the temporary stay by 90 days to permit the SLC to complete its investigation and continue ongoing mediation efforts. On March 27, 2023, the Court entered an order extending the temporary stay to June 9, 2023 and asked the parties to file an updated status report with the Court by May 31, 2023 concerning their mediation efforts and any proposed case management dates. The SLC subsequently filed a notice of determination on May 26, 2023, notifying the court that a settlement of the claims at issue in the Clem Action had been reached by the Settling Parties. On May 31, 2023, the parties in the Clem Action filed a joint status report in accordance with the Court’s March 27, 2023 order, updating the Court about the SLC’s notice of determination and the parties’ positions regarding the Settlement.

7 8. The Dybas Derivative Action On May 25, 2023, Plaintiffs filed a shareholder derivative complaint in the U.S. District Court for the Northern District of Illinois (the “Dybas Action”) against various current and former officers and directors of the Company and/or its subsidiaries, asserting claims for breach of fiduciary duty, unjust enrichment, and waste of corporate assets under Pennsylvania law, and for violations of the federal securities laws, under the caption Dybas v. Crane, No. 1:23-cv-03318 (N.D. Ill. May 25, 2023). Similar to the Clem, Nicosia, and Coral Springs Actions, the Dybas Action asserts claims for breach of fiduciary duty under Pennsylvania law based on an allegedly unlawful bribery scheme to secure legislation favorable to the Company. The Dybas Action further alleges, among other things, that the defendants made, or failed to prevent the Company from making, misleading statements regarding the Company’s legislative efforts and risk management and internal controls in its proxy filings. On May 30, 2023, Plaintiffs moved the Court to reassign the Dybas Action to Judge Blakey, as related to the Clem, Nicosia, and Coral Springs Actions, arguing that the allegations and claims asserted in all four Actions are substantially similar, involve substantially similar issues of fact and law and common defendants, and are predicated on the same or substantially similar transactions or occurrences. On May 31, 2023, the SLC moved the Court to consolidate the Clem, Nicosia, Coral Springs, and Dybas Actions, arguing that the Actions involve common questions of fact and share common questions of law involving common defendants. On June 6, 2023, Judge Blakey granted Plaintiffs’ motion for reassignment of the Dybas Action, stating that the Dybas Action meets Local Rule 40.4’s criteria and thus referred the Dybas Action to the Executive Committee for reassignment under L.R. 40.4 so that all four above- described derivative actions could be consolidated before the Court. In the same order, Judge Blakey granted the SLC’s unopposed motion to consolidate the Clem, Nicosia, Coral Springs, and Dybas Actions, directing the Clerk of the Court to consolidate the matters and amend the docket to reflect the name of the consolidated action as In re Exelon Corporation Derivative Litigation. III. REASONS FOR THE SETTLEMENT 1. How Was the Settlement Negotiated? In April 2022, all purported Exelon Shareholders who had submitted Demand Letters, including Plaintiffs Clem, Dybas, Grunze, Nicosia, and Wax, as well as Gary Metts, Melvin Peller, and Pinchus Raul (together, the “Demand Shareholders”); Exelon and certain of the Individual Defendants; and the SLC together selected and retained the services of the Hon. Layn R. Phillips (Ret.) of Phillips ADR Enterprises (“PADRE”), an experienced and respected mediator (“Judge Phillips” or the “Mediator”). Under the guidance of Judge Phillips and Michelle Yoshida of PADRE, the Demand Shareholders, Exelon and certain of the Individual Defendants, the SLC, the IRC, and Defendants’ insurers engaged in a mediation process to resolve the allegations, claims, and demands raised in or related to the Demand Letters and the Consolidated Derivative Actions. Following numerous confidential mediation sessions through April 2023, the SLC, IRC, Exelon and certain of the Individual Defendants, and Plaintiffs Grunze, Wax, and Dybas reached

8 2. Why Did the Plaintiffs Agree to Settle? Plaintiffs and Plaintiffs’ Counsel believed at all times and continue to believe that the claims asserted in the Consolidated Derivative Action have merit. Plaintiffs and Plaintiffs’ Counsel also recognize the substantial time, expense, and uncertainty inherent in the continued prosecution of the claims through trial and any subsequent appeal, including problems of proof, overcoming the available defenses, the difficulties of proving and measuring damages, and the challenges of collecting on any damages awarded at trial. Based on their investigation and evaluation, Plaintiffs and Plaintiffs’ Counsel have determined that the Settlement set forth in the Stipulation is appropriate and in the best interests of the Company and its shareholders. Plaintiffs’ Counsel’s conclusion is based on their extensive and thorough investigation and evaluation of public and non-public information, which included, inter alia: (i) reviewing Exelon’s press releases, public statements, SEC filings, and securities analysts’ reports and advisories about the Company; (ii) reviewing media reports about the Company; (iii) researching the applicable law with respect to the claims alleged in the Demand Letters and the potential defenses thereto; (iv) preparing litigation demands and preparing and filing the complaint in the Dybas Action, which was subsequently consolidated into the Consolidated Derivative Action; (v) reviewing and analyzing relevant pleadings and other documents in the Securities Action (as defined in the Stipulation) and other related litigation, prosecutions and investigations, and evaluating the merits of, and Defendants’ liability in connection with, the Securities Action and the Consolidated Derivative Action; (vi) reviewing the Company’s existing corporate governance an agreement on April 24, 2023, on terms under which the Settling Parties would agree to the Settlement. The agreed-upon terms, set forth in the Stipulation and its Exhibit A, include the implementation of robust corporate governance reforms and a reduction in the compensation payable to former Exelon CEO Crane, as well as a monetary payment of $40,000,000.00 USD paid by the Company’s insurers to the Company. The Company has decided in its business judgment to use $30 million of these insurance proceeds to fund a portion of the $173 million securities settlement in the action captioned Flynn v. Exelon Corp., Case No. 1:19-cv-08209 (N.D. Ill.). Exelon Shareholders City of Coral Springs Police Officers’ Pension Plan, Donna Nicosia, James Clem, Melvin Peller, and Pinchas Raul (collectively “Opposing Plaintiffs”) rejected the proposed settlement on the basis that they do not believe it is fair, reasonable, and adequate under Rule 23 of the Federal Rules of Civil Procedure. In the afternoon of April 25, 2023, after all material terms of the Settlement had been agreed upon, Plaintiffs, Exelon and certain of the Individual Defendants, the SLC, the IRC, and Defendants’ insurers engaged in another mediation session to negotiate an appropriate award of attorneys’ fees be paid to Plaintiffs’ Counsel in light of the substantial and material benefits secured for Exelon and its shareholders through the Settlement. At the conclusion of the mediation, the Settling Parties agreed that, in recognition of Plaintiffs’ Counsel’s role in submitting pre-suit demands, initiating and prosecuting the Dybas Action, and settling the Consolidated Derivative Action, as well as the substantial and material benefits those efforts have conferred upon Exelon and its shareholders, Plaintiffs’ Counsel should receive a fee and expense award in the amount of $10,000,000.00 USD, subject to approval by the Court at the final approval stage. The Settling Parties further agreed that the terms of the Settlement shall not be conditioned upon the Court’s ultimate approval of the proposed Fees and Expenses.

9 3. Why Did the Defendants Agree to Settle? The Individual Defendants have denied, and continue to deny, any and all allegations of fault, wrongdoing, liability, or damages whatsoever. Specifically, the Individual Defendants expressly have denied, and continue to deny, each and all of the claims asserted by Plaintiffs or other Exelon Shareholders in the Consolidated Derivative Action and the Demand Letters, including, without limitation, any liability arising out of any conduct, statements, acts or omissions alleged, or that could have been alleged, in the Consolidated Derivative Action or the Demand Letters. Without limiting the foregoing, the Individual Defendants have denied, and continue to deny, among other things, that they breached their fiduciary duties or any other duty owed to Exelon or its shareholders, committed or engaged in any violation of law or improper action whatsoever, or that Plaintiffs, Exelon, or Exelon’s shareholders suffered any damage or were harmed as a result of any act, omission, or conduct by the Individual Defendants alleged in the Consolidated Derivative Action, the Demand Letters, or otherwise. The Individual Defendants have further asserted, and continue to assert, that at all relevant times, they acted in good faith and in a manner they reasonably believed to be in the best interests of Exelon and its shareholders. In addition, the Individual Defendants maintain that they have meritorious defenses to all claims alleged in the Consolidated Derivative Action and the Demand Letters. The Individual Defendants are entering into the Settlement because they have determined that it is desirable and beneficial to them that the Consolidated Derivative Action be settled in the manner and upon the terms set forth in the Stipulation and that all claims in the Consolidated Derivative Action, the Consolidated Derivative Action, and the Demand Letters be dismissed with prejudice in accordance with the SLC’s determination pursuant to 15 Pa. C.S. § 1783 in order to, among other things, eliminate the burden, inconvenience, expense, uncertainty, and distraction of further litigation, and to finally put to rest and terminate all of the claims that have been, or could have been, asserted against the Defendants in the Consolidated Derivative Action and the Demand Letters. Pursuant to the terms set forth therein, the Stipulation (including Exhibit A thereto), and policies and preparing extensive settlement demands detailing proposed corporate governance reforms to strengthen the Company’s governance; (vii) participating in mediation sessions and extensive settlement discussions with Defendants’ Counsel; (viii) reviewing documents produced in response to the Demand Letters; and (ix) negotiating the term sheet executed by the Settling Parties on May 1, 2023 (the “Term Sheet”) and the Stipulation. Plaintiffs’ Counsel’s assessment of the facts and legal issues material to their recommendation in favor of the Settlement was honed and refined over the course of months of substantive written and verbal exchanges with counsel for Defendants, the SLC and its counsel, the IRC and its counsel, and Judge Phillips in the context of mediation. Based on Plaintiffs’ Counsel’s thorough review and analysis of the relevant facts, allegations, defenses, and controlling legal principles, Plaintiffs and Plaintiffs’ Counsel concluded that the Settlement set forth in the Stipulation confers substantial and material benefits upon Exelon and its shareholders, including, inter alia, the adoption of the corporate governance reforms reflected in Exhibit A hereto (the “Reforms”), and serves the best interests of Exelon and its shareholders. Accordingly, Plaintiffs have agreed to settle the Consolidated Derivative Action upon the terms and subject to the conditions set forth in the Stipulation.

10 IV. TERMS OF THE PROPOSED SETTLEMENT The terms and conditions of the proposed Settlement are set forth fully in the Stipulation and Exhibit A attached thereto. The Exelon Board will adopt, implement, and maintain certain corporate governance reforms upon the terms and conditions set forth in Exhibit A of the Stipulation within 120 days of the Effective Date. Unless otherwise indicated in Exhibit A, Exelon will maintain the Reforms for a period of no less than five (5) years from the Effective Date. These Reforms include, without limitation, reforms to Exelon’s compliance policies and other compliance-related reforms, Board composition reforms, and a $4,249,809 USD reduction in the payout of Defendant Crane’s 2020-2022 performance share award. any acts performed or documents executed pursuant to, or in furtherance of, the Stipulation, including but not limited to the payment of the Settlement Amount defined in Paragraph 3.1 of the Stipulation, shall in no event be construed as, or deemed to be evidence of, an admission or concession by the Individual Defendants with respect to any claim of fault, wrongdoing, liability, or damage whatsoever or any infirmity in the defenses that the Individual Defendants could have asserted. On May 18, 2023, the SLC unanimously approved a resolution reflecting its recommendation that the Company should settle and dismiss the claims raised in the Consolidated Derivative Action, the Demand Letters, and any other future action(s) relating to or arising out of the conduct at issue or described in the Consolidated Derivative Action, the Demand Letters, or the investigation of the SLC, on the terms set forth in the Stipulation and its Exhibit A, having determined that the Settlement is in the best interests of the Company. The Consolidated Derivative Action is subject to the SLC’s determination under 15 Pa. C.S. § 1783(f), which provides that the Court “shall enforce the determination of the committee” if it determines that the SLC “met the qualifications” of independence and disinterestedness and “conducted its investigation and made its determination or recommendation in good faith, independently and with reasonable care.” 15 Pa. C.S. § 1783(f)(3) (emphasis added). Thus, the Settling Parties expect that, given the SLC’s independence and robust, good faith investigation, a settlement in the Consolidated Derivative Action will result in a dismissal with prejudice of the Consolidated Derivative Action, any other Derivative Action filed hereafter, and resolution of any claims raised in the Demand Letters. On May 19, 2023, the IRC, which the Board had previously formed to consider the SLC’s determination, unanimously approved a resolution reflecting its determination that the Settlement is in the best interests of the Company and recommending that the Board settle the matters raised in the Demand Letters and the Consolidated Derivative Action on the terms set forth in the Stipulation. On May 22, 2023, the Board unanimously approved a resolution reflecting the Board’s acceptance of the IRC’s determination that the Settlement is in the best interest of the Company and the Board’s adoption of the SLC’s determination that the Company should settle and dismiss the claims raised in the Demand Letters and the Consolidated Derivative Action on the terms set forth in the Stipulation. On June 9, 2023, Plaintiffs, Defendants, the SLC, and the IRC executed the Stipulation. If the Court approves the proposed Settlement, Exelon shareholders will be forever barred from contesting the Settlement and from pursuing the Released Claims (including Unknown Claims).

11 V. ATTORNEYS’ FEES AND EXPENSES FOR PLAINTIFFS’ COUNSEL In recognition of Plaintiffs’ Counsel’s role in submitting pre-suit demand, initiating and prosecuting the Dybas Action, and settling the Consolidated Derivative Action, as well as the substantial and material benefits those efforts have conferred upon Exelon and its shareholders, Exelon agrees that Plaintiffs’ Counsel should receive a fee and expense award in the amount of $10,000,000.00 USD, subject to Court approval at the final approval stage (the “Fee and Expense Amount”). Plaintiffs and Plaintiffs’ Counsel agree not to request that any greater amount be awarded to Plaintiffs’ Counsel by the Court and not to seek the payment of attorneys’ fees and expenses from any Person or entity other than Defendants’ insurers. Additionally, in light of the substantial and material benefits they created for Exelon and its shareholders, each of the Plaintiffs may apply for Court-approved service awards in the amount of $5,000.00 USD each (the “Service Awards”). The Service Awards shall be funded exclusively from the Fee and Expense Amount. Defendants take no position on whether the Court should approve the Service Awards, and Defendants shall have no obligation to pay any such Service Award. The Settling Parties acknowledge and agree that any Fee and Expense Amount ultimately awarded by the Court in connection with the Settlement shall be paid by Defendants’ insurers on behalf of their insureds to Plaintiffs’ Counsel, pursuant to the terms set forth in the Stipulation. Any Fee and Expense Amount ultimately awarded by the Court shall be paid out of, and not be in addition to, the Settlement Amount defined in Paragraph 3.1 of the Stipulation. VI. DISMISSAL OF THE CONSOLIDATED DERIVATIVE ACTION AND RELEASE OF CLAIMS The Settling Parties intend the Settlement to be a final and complete resolution of all disputes between and among the Releasing Persons arising out of, based upon, or related to the Released Claims (including Unknown Claims). Following the passage of the applicable notice period, the Settling Parties shall promptly and jointly request that the Court enter an order and final judgment, substantially in the form attached as Exhibit F to the Memorandum in Support of the Motion for Preliminary Approval of the Settlement, providing final approval of the Settlement and dismissal of the Consolidated Derivative Action with prejudice. The Settling Parties agree to cooperate and work in good faith to take all further actions necessary to effectuate the dismissal of the Consolidated Derivative Action and any other actions concerning the same subject matter as the Consolidated Derivative Action, with prejudice and in accordance with the SLC’s determination pursuant to 15 Pa. C.S. § 1783. The Settlement provides that, upon the Effective Date, each of the Releasing Plaintiffs’ Persons (as defined in the Stipulation) and anyone claiming through or on behalf of any of them, shall be deemed to have, and by operation of the Judgment shall have, fully, finally, unconditionally and forever released, relinquished, discharged, and dismissed with prejudice the Released Plaintiffs’ Claims (as defined in the Stipulation) against each and all of the SLC Members and their Related Persons, the IRC Members and their Related Persons, and Defendants and their Related Persons, including, without limitation, all of Exelon’s subsidiaries and affiliates, and all current and former employees, officers, directors, advisors, attorneys, insurers, co-insurers, reinsurers, SLC Members, IRC Members, agents, consultants, and advisors of Exelon and its subsidiaries and affiliates, including but not limited to all individuals identified as potential

12 defendants in the Demand Letters, and each of their respective counsel. Upon the Effective Date, the Releasing Plaintiffs’ Persons will be forever barred and enjoined from commencing, instituting, prosecuting or continuing to prosecute any action or other proceeding in any court of law or equity, arbitration tribunal, or administrative forum, asserting the Released Plaintiffs’ Claims against any Person released pursuant to the Stipulation. The Settlement also provides that upon the Effective Date, except as expressly provided in Paragraph 6.4 of the Stipulation, each of the Releasing Defendants’ Persons (as defined in the Stipulation), and anyone claiming through or on behalf of any of them, shall be deemed to have, and by operation of the Judgment shall have, fully, finally, unconditionally and forever released, relinquished, discharged, and dismissed with prejudice the Released Defendants’ Claims (as defined in the Stipulation) against one another and against each and all of Plaintiffs and their Related Persons, Plaintiffs’ Counsel and their Related Persons, the SLC Members and their Related Persons, the IRC Members and their Related Persons, and Defendants and their Related Persons, including, without limitation, all of Exelon’s subsidiaries and affiliates, and all current and former employees, officers, directors, advisors, attorneys, SLC Members, IRC Members, agents, consultants, and advisors of Exelon and its subsidiaries and affiliates, including but not limited to all individuals identified as potential defendants in the Demand Letters, and each of their respective counsel. Upon the Effective Date, the Releasing Defendants’ Persons will be forever barred and enjoined from commencing, instituting, prosecuting or continuing to prosecute any action or other proceeding in any court of law or equity, arbitration tribunal, or administrative forum, asserting the Released Defendants’ Claims against any Person released pursuant to the Stipulation. However, as detailed in Paragraph 8.4 of the Stipulation, the foregoing releases shall not prevent the Released Persons (as defined in the Stipulation) from filing the Stipulation and/or the Judgment in any action that may be brought against them in order to support a defense or counterclaim based on principles of res judicata, collateral estoppel, full faith and credit, release, standing, good faith settlement, judgment bar or reduction, or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim, and any of the Parties may file the Stipulation and documents executed pursuant and in furtherance thereto in any action to enforce the Settlement. As set forth in Paragraph 6.4 of the Stipulation, notwithstanding anything else in the Stipulation, the Settlement shall not (i) alter any pre-existing contractual agreements between Exelon and Exelon’s Related Persons except as expressly set forth in subsection (iv) of Paragraph 6.4 of the Stipulation; (ii) alter any Defendants’ or their Related Persons’ rights under Exelon’s Articles of Incorporation, Exelon’s Bylaws, or the Undertakings, except as expressly set forth in Section 6 of the Stipulation; (iii) release or impair any claims for coverage against an insurer under an applicable insurance policy by Exelon, any of its current or former directors, officers, employees, or any other Person; (iv) release or impair any claims (x) against Anne Pramaggiore and/or Fidel Marquez by Exelon or its Related Persons to withhold, clawback, or otherwise recover compensation or other monies previously paid or owed to Anne Pramaggiore or Fidel Marquez in connection with their employment at Exelon and/or its subsidiaries, (y) against Anne Pramaggiore and/or John Hooker by Exelon or its Related Persons to recover or otherwise recoup legal fees or other monies advanced or paid to them in connection with the action captioned United States of America v. McClain, Case No. 1:20-cr-00218 (N.D. Ill.) and any related appeals or cases, and (z) against Fidel Marquez by Exelon or its Related Persons to recover or otherwise recoup legal fees

13 VII. SETTLEMENT HEARING As explained below, on March 18, 2026 at 11:00 a.m., the Court will hold the Settlement Hearing before the Honorable John Robert Blakey, United States District Judge of the United States District Court for the Northern District of Illinois, in Courtroom 1203 at the Everett McKinley Dirksen United States Courthouse, 219 South Dearborn Street, Chicago, IL 60604. The purpose of the Settlement Hearing is to determine: (i) whether the Settlement is in the best interests of Exelon and its shareholders and should be approved pursuant to 15 Pa. C.S. § 1783 and the procedural notice provisions of Rule 23.1; (ii) whether a Final Judgment, substantially in the form attached as Exhibit F to the Memorandum in Support of the Motion for Preliminary Approval of the Settlement, should be entered dismissing the Consolidated Derivative Action with prejudice, and settling, releasing, barring, and enjoining the commencement or prosecution of any action asserting any Released Claims (including Unknown Claims), as set forth in the Stipulation; (iii) whether the proposed Fee and Expense Amount to the Plaintiffs’ Counsel set forth in Paragraph 5.1 of the Stipulation should be approved and whether the Court should award any requested service awards to the Plaintiffs; and (iv) such other matters as may be necessary and proper under the circumstances. If the Court approves the proposed Settlement, you will be subject to and bound by the provisions of the Stipulation, the releases contained therein, and by all orders, determinations, and judgments, including the Order and Final Judgment, pertaining to the Settlement. You will be forever barred from contesting the Settlement and from pursuing the Released Claims (including Unknown Claims). or other monies advanced; (v) release or impair any claims held by the Defendants or their Related Persons for advancement or indemnification under Exelon’s Articles of Incorporation, Exelon’s By-Laws, the Undertakings, or otherwise, and any defenses that could be asserted by any Person in connection with such claims; (vi) release or impair any claims that were asserted in the Securities Action, which are subject to the Stipulation of Settlement filed with the Court in the Securities Action on May 26, 2023 (Dkt. 193); or (vii) impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation. For the avoidance of doubt, to the extent any claim has not been released by Exelon or its Related Persons in the Stipulation, nothing in the Stipulation permits or gives to any Exelon shareholder the right to maintain or pursue any such claims derivatively on Exelon’s behalf. The Settlement also is not conditioned upon the settlement, or the approval of the settlement, of any other lawsuits or claims. Pending the Effective Date, the Settling Parties agree not to initiate any proceedings concerning the Released Claims (including Unknown Claims) other than those incident to the Settlement itself; provided, however, that Exelon, the Individual Defendants, and any Releasing Defendants’ Person may seek to prevent, dismiss, or stay any other action or claims brought seeking to assert any Released Claims (including Unknown Claims). The full terms of the releases (and other terms) are set forth in the Stipulation, which has been filed with the Court and with the SEC on a Form 8-K and may be viewed on Exelon’s website: http://www.exeloncorp.com.

14 VIII. YOUR RIGHT TO ATTEND THE SETTLEMENT HEARING Any Exelon Shareholder may, but is not required to, appear in person (or telephonically or via any video platform as may be designated by the Court) at the Settlement Hearing. You may enter an appearance in the Consolidated Derivative Action, at your own expense, individually or through counsel of your choice. If you want to be heard at the Settlement Hearing, then you must first comply with the procedures for objecting that are set forth below. The Court has the right to change the Settlement Hearing date or time without further notice. The Court may approve the Settlement and any of its terms, with such modifications as may be agreed to by the Settling Parties, if appropriate, without further notice to Exelon Shareholders. The Court may also decide to hold the Settlement Hearing by telephone or video conference without further notice to Exelon Shareholders. If the Court orders that the Settlement Hearing be conducted telephonically or by video conference, that decision will be posted on Exelon’s website: http://www.exeloncorp.com. If you are planning to participate in the Settlement Hearing, you should confirm the date, time, and platform before going to the Court, and you may consult either the Court’s calendar or Exelon’s website above for any change in date or time of, or platform used for, the Settlement Hearing. If you have no objection to the Settlement, you do not need to appear at the Settlement Hearing or take any other action. IX. THE PROCEDURES FOR OBJECTING TO THE SETTLEMENT Any Exelon Shareholder who has held Exelon common stock as of June 9, 2023, may object to the Settlement or the Proposed Order and Final Judgment, and may also (but need not to) appear in person or by his, her, or its attorney at the Settlement Hearing, at the shareholder’s own expense. You must object in writing, and you may request to be heard at the Settlement Hearing. If you choose to object, you must follow these procedures: No person other than Plaintiffs’ Counsel and Defendants’ Counsel shall be heard and no papers, briefs, pleadings, or other documents submitted by any person shall be considered by the Court unless, no later than March 4, 2026, fourteen (14) calendar days before the Settlement Hearing, such person files with the Clerk of the Court and with counsel for the Settling Parties the following: (a) a written and signed notice of intention to appear which states the name, address, and telephone number of the objector and, if represented, his, her, or its counsel; (b) identify the case name and case number for the Consolidated Derivative Action, In re Exelon Corporation Derivative Litigation, No. 21-cv-3611 (N.D. Ill. Jul. 8, 2021); (c) proof of being an Exelon Shareholder as of June 9, 2023, including the number of shares owned, and proof of holding shares of Exelon common stock through the date the objection is made and as of the date of the Settlement Hearing, as well as competent evidence of when such Exelon shares were acquired; (d) a written detailed statement of the person’s objection(s) to any matters before the Court; (e) the specific grounds therefor or the reasons why such person desires to appear and to be heard, as well as documents and writings which such person desires the Court to consider, including any legal and evidentiary support; (f) copies of any papers you intend to submit with the names of any witness(es) you intend to call to testify at the Settlement Hearing and the subject(s) of their testimony; (g) identification of any case—by name and court—in which the objector or his, her, or its attorney, if any, has objected to a settlement in the last three (3) years; and (h) a proof of service signed under penalty of perjury. If an Exelon Shareholder wishes to appear at the

15 Clerk of the Court United States District Court Northern District of Illinois Everett McKinley Dirksen United States Courthouse 219 South Dearborn Street Chicago, IL 60604 YOU ALSO MUST DELIVER COPIES OF THE MATERIALS TO PLAINTIFFS’ COUNSEL, COUNSEL FOR THE SLC, COUNSEL FOR THE IRC, AND COUNSEL FOR EXELON AND THE NAMED DEFENDANTS LISTED BELOW SO THEY ARE RECEIVED NO LATER THAN MARCH 4, 2026 (fourteen (14) calendar days before the Settlement Hearing). Counsels’ addresses are: James Ficaro The Weiser Law Firm, P.C. Four Tower Bridge 200 Barr Harbor Drive, Suite 400 West Conshohocken, PA 19428 (610) 225-0206 jficaro@weiserlawfirm.com Counsel for Michael Dybas Melinda A. Nicholson Kahn Swick & Foti, LLC 1100 Poydras Street, Suite 960 New Orleans, LA 70163 (504) 455-1400 melinda.nicholson@ksfcounsel.com Counsel for William Grunze Rusty E. Glenn Shuman, Glenn & Stecker 600 17th Street, Suite 2800 South Denver, CO 80202 (303) 861-3003 rusty@shumanlawfirm.com -and- Gustavo F. Bruckner Pomerantz LLP 600 Third Avenue New York, NY 10016 (212) 661-1100 gfbruckner@pomlaw.com Counsel for Benjamin Jason Wax Andrew J. Levander Joni S. Jacobsen 1095 Avenue of the Americas New York, NY 10036 Direct +1 212 698 3683 John F. Savarese Ian Boczko Wachtell, Lipton, Rosen & Katz 51 West 52nd Street New York, NY 10019 Settlement Hearing, he, she, or it must also include a statement of intention to appear at the Settlement Hearing. YOUR WRITTEN OBJECTIONS MUST BE ON FILE WITH THE CLERK OF THE COURT NO LATER THAN MARCH 4, 2026 (fourteen (14) calendar days before the Settlement Hearing). The Court Clerk’s address is:

16 Direct + 1 212 698 3680 andrew.levander@dechert.com joni.jacobsen@dechert.com Counsel for the Special Litigation Committee of the Board of Exelon Corporation (212) 403-1235 JFSavarese@wlrk.com IBoczko@wlrk.com Counsel for the Independent Review Committee of the Board of Exelon Corporation James P. Rouhandeh Edmund Polubinski III Mari Grace (Byrne) DAVIS POLK & WARDWELL LLP 450 Lexington Avenue New York, NY 10021 (212) 450-4000 rouhandeh@davispolk.com edmund.polubinski@davispolk.com mari.grace@davispolk.com Counsel for Nominal Defendant Exelon and Defendants Christopher M. Crane, Joseph Dominguez, William A. Von Hoene, Jr., Anthony K. Anderson, Ann C. Berzin, Laurie Brlas, Yves De Balmann, Nicholas DeBenedictis, Linda Jojo, Paul Joskow, Robert J. Lawless, Richard W. Mies, Mayo A. Shattuck III, Stephen D. Steinour, and John F. Young Unless the Court orders otherwise, your objection will not be considered unless it is timely filed with the Court and delivered to the counsel identified above in accordance with the procedures set forth in the Stipulation and Notice. You do not have to come to the Court to attend the Settlement Hearing as Plaintiffs’ Counsel will answer any questions you may have, but you are welcome to come at your own expense. If you send an objection, you do not have to come to the Court to talk about it. As long as you submitted your written objection on time and in accordance with the above procedures, the Court will consider it. You may also pay your own lawyer to attend, but it is not necessary. Any Exelon Shareholder who fails to object in accordance with such procedures will be bound by the Order and Final Judgment of the Court granting final approval to the Settlement and the releases of claims therein, and shall be deemed to have waived the right to object (including the right to appeal) and forever shall be barred, in this proceeding or in any other proceeding, from raising such objection.

17 contact Plaintiffs’ Counsel: James Ficaro The Weiser Law Firm, P.C. Four Tower Bridge 200 Barr Harbor Drive, Suite 400 West Conshohocken, PA 19428 (610) 225-0206 jficaro@weiserlawfirm.com Counsel for Michael Dybas Melinda A. Nicholson Kahn Swick & Foti, LLC 1100 Poydras Street, Suite 960 New Orleans, LA 70163 (504) 455-1400 melinda.nicholson@ksfcounsel.com Counsel for William Grunze Rusty E. Glenn Shuman, Glenn & Stecker 600 17th Street, Suite 2800 South Denver, CO 80202 (303) 861-3003 rusty@shumanlawfirm.com -and- Gustavo F. Bruckner Pomerantz LLP 600 Third Avenue New York, NY 10016 (212) 661-1100 gfbruckner@pomlaw.com Counsel for Benjamin Jason Wax PLEASE DO NOT CALL, WRITE, OR OTHERWISE DIRECT QUESTIONS TO EITHER THE COURT OR THE CLERK’S OFFICE REGARDING THIS NOTICE. DATED: November 18, 2025 BY ORDER OF THE DISTRICT COURT UNITED STATES DISTRICT COURT NORTHERN DISTRICT OF ILLINOIS X. HOW TO OBTAIN ADDITIONAL INFORMATION This Notice summarizes the Stipulation. It is not a complete statement of the events related to the Consolidated Derivative Action, the Demand Letters, the SLC’s investigation, or the Settlement and its terms and conditions as set forth and contained in the Stipulation. THIS NOTICE SHOULD BE READ IN CONJUNCTION WITH, AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO, THE TEXT OF THE STIPULATION. You may inspect the Stipulation together with the exhibit annexed thereto and other papers in the Consolidated Derivative Action at the Clerk of the Court’s office, located at the United States District Court for the Northern District of Illinois, at the Everett McKinley Dirksen United States Courthouse, 219 South Dearborn Street, Chicago, IL 60604, at any time during business hours. However, you must appear in person to inspect these documents. The Clerk’s office will not mail copies to you. You may also view and download the Stipulation together with the exhibit annexed thereto at http://www.exeloncorp.com. If you have any questions about the matters in this Notice, you may